PROSPECTUS SUPPLEMENT - January 21, 2000 *


Strategist Growth Fund, Inc. (September 29, 1999) S-6120 G (9/99)


The portfolio manager section of Strategist Growth Fund is revised as follows:


The Fund's assets are invested in Growth Portfolio (the Portfolio), which is managed by AEFC. Lisa Costa, senior portfolio manager, joined AEFC in January 2000. From 1985-1999 she was vice president and portfolio manager for Franklin Advisors at Franklin Templeton Group of Funds. She also serves as portfolio manager of AXP Variable Portfolio-Growth Fund.



S-6120-31 A  (1/00)
*Valid until next prospectus update


Destroy September 29, 2000